SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LEXARIA CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A

(2)  Aggregate number of securities to which transaction applies:  N/A

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:  N/A

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(4)  Date Filed: N/A

LEXARIA CORP.
Suite 604 – 700 West Pender Street
Vancouver, British Columbia, Canada V6C 1G8

February 29, 2008

To the Stockholders of Lexaria Corp.:

You are cordially invited to attend the annual meeting of stockholders of Lexaria Corp., a Nevada corporation, on Tuesday, April 8, 2008 at Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.

Management presentations, and the formal annual meeting will commence at 10:00 a.m. (local time).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented.  Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our Annual Report on Form 10-KSB for the year ended October 31, 2007 is also enclosed with this letter.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

Christopher Bunka
President, Secretary, Treasurer,
Chief Executive Officer, Chief Financial Officer,
Chairman and Director

LEXARIA CORP.
Suite 604 – 700 West Pender Street
Vancouver, British Columbia, Canada V6C 1G8

Notice of Annual Meeting of Stockholders
to be Held on April 8, 2008

To the Stockholders of Lexaria Corp.:

NOTICE IS HEREBY GIVEN that Lexaria Corp., a Nevada corporation, will hold its annual meeting of stockholders on April 8, 2008 at 10:00 a.m. (local time) at Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 (the “Meeting”).  The Meeting is being held for the following purposes:

1.

To elect Christopher Bunka and Leonard MacMillan to serve as directors of our company;

2.

To ratify the appointment of Vellmer & Chang as the independent auditors of our company for the ensuing year; and

3.

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on February 29, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated:  February 29, 2008.

By Order of the Board of Directors,

Christopher Bunka
President, Secretary, Treasurer,
Chief Executive Officer, Chief Financial Officer,
Chairman and Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

LEXARIA CORP.
Suite 604 – 700 West Pender Street
Vancouver, British Columbia, Canada V6C 1G8

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on April 8, 2008 at 10:00 a.m. (local time) at Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about March 18, 2008 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “Lexaria” refer to Lexaria Corp.

Annual Report

Our annual report on Form 10-KSB for the year ended October 31, 2007 is enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on February 29, 2008. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of the February 29, 2008 record date, there were 23,757,000 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is the holders of a majority of the shares entitled to vote thereat, present in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope.  If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting.  The Board knows of no other business that will be presented for consideration at the Meeting.  In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Trust Company, Suite 880 – 50 West Liberty Street, Reno, Nevada, 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the February 29, 2008 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum.  A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on February 29, 2008 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of February 29, 2008, we had 23,757,000 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Christopher Bunka(2) 5774 Deadpine Drive, Kelowna, BC, Canada	3,533,600(3)	7.17%
Leonard MacMillan(4) 1220 Rosecrans Street, #139, San Diego, CA	450,000(5)	1.88%
Directors and Executive Officers as a Group (2 persons)	3,983,600(6)	15.61%

(1)

Based on 23,757,000 shares of common stock issued and outstanding as of February 29, 2008.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Mr. Bunka has been a director, chairman of the board, president, chief executive officer of our corporation since October 26, 2006. On February 14, 2007, he was appointed as chief financial officer of our company.

(3)

This figure includes 1,966,800 common shares; 1,166,800 share purchase warrants; and 400,000 incentive stock options.

(4)

Mr. MacMillan has been a director of our company since December 10, 2004. From December 10, 2004 to October 26, 2006, he also served as president of our company. He is currently vice president of corporate development since October 26, 2006.

(5)

This figure includes 250,000 common shares and 200,000 incentive stock options.

(6)

This figure includes 1,166,800 share purchase warrants and 600,000 incentive stock options.

PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our Board to consist of at least one director.  Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.  We currently operate with a Board of two directors.

The nominees for election at the Meeting to fill the positions on the Board are Christopher Bunka and Leonard MacMillan.  If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: Christopher Bunka and Leonard MacMillan.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

Stockholder ratification of the appointment of Vellmer & Chang as our independent auditors is not required by our bylaws or otherwise.  However, the Board is submitting the selection of Vellmer & Chang to the stockholders for ratification as a matter of corporate practice.  If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Vellmer & Chang are compatible with maintaining the principal accountant’s independence.

Representatives of Vellmer & Chang are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Vellmer & Chang as our independent auditors for the ensuing fiscal year.

For further information, please refer to the heading below “Independent Public Accountants”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with our Company	Age	Date First Elected or Appointed
Christopher Bunka	Director, Chairman of the Board President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer	46	October 26, 2006 February 14, 2007
Leonard MacMillan	Director, Vice President of Corporate Development	58	December 10, 2004 October 26, 2006

Christopher Bunka

Mr. Bunka has served as our director, chairman, president and chief executive officer since October 26, 2006. On February 14, 2007, he was appointed as chief financial officer, secretary and treasurer of our company.

Since 1988, Mr. Bunka has been the chief executive officer of CAB Financial Services Ltd., a private holding corporation located in Kelowna, British Columbia, Canada. Mr. Bunka’s education included participation in an MBA program, specializing in finance. He is a venture capitalist and corporate consultant. He has also provided business commentary and articles published in various North American publications and radio stations.

Mr. Bunka is also the chief executive officer, chief financial officer and chairman of the board of directors of Golden Aria Corp. (symbol GARA-OTCBB). Golden Aria Corp. is a natural resources exploration and development corporation. He is a director of Defiance Capital Corp, a Canadian CPC company.

From 1999 to 2002, Mr. Bunka was the president and chief executive officer of Secure Enterprise Solutions (symbol SETP-OTCBB) (formerly Newsgurus.com, symbol NGUR-OTCBB). Secure Enterprise Solutions subsequently changed its name to Edgetech Services and trades on the OTCBB with the symbol EDGH. Newsgurus.com was a web-based media corporation. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services.

Leonard MacMillan

Mr. MacMillan has been a director of our company since December 10, 2004. From December 10, 2004 to October 26, 2006, he also served as president of our company. He is currently vice-president of corporate development and has served in this position since October 26, 2006.

Mr. MacMillan was educated in Vancouver, Switzerland and Belgium. His primary education is in the field of marketing, corporate finance and communications.

Mr. MacMillan is an experienced businessman with over 20 years of experience in providing solutions to complex financial marketing and communications to early stage private and public companies. Mr. MacMillan has worked in a variety of business sectors, assisting in the raising of growth capital through a network of high net-worth individuals, investment bankers and brokerage firms throughout Canada, USA, Europe and Asia.

Mr. MacMillan works closely with management and directors to achieve the financial access necessary for our company to realize the success of our business model. Mr. MacMillan has operated as principal, director and managing director of Leonard MacMillan & Associates, Lentec Capital Corporation and Resources Management Associates.

Since April 2004 he has been the chief financial officer/secretary and director of Trend Technology Corporation, a mineral exploration corporation that began trading on the OTCBB July 25, 2006, symbol “TRET”. On February 12, 2007, Mr. MacMillan became the sole director, president and chief executive officer of Trend Technology Corporation.

Conduct of Business

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1.

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee Financial Expert

Our Board has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because our company believes that the functions of an audit committee can be adequately performed by our board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

Identification of the Audit Committee

Currently our audit committee consists of our entire board of directors.  The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2007 and up to February 29, 2008, there were no meetings held by the audit committee.  The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions.  We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

Director Independence

We currently act with two (2) directors, consisting of Christopher Bunka and Leonard MacMillan.

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our  board of directors does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by our board of directors consisting of Christopher Bunka and Leonard MacMillan. In addition, we believe that retaining one or more directors who would qualify as independent in accordance with Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact the we have not generated any revenues from operations to date.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

•

our principal executive officer;

•

each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended October 31, 2007; and

•

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended October 31, 2007 and 2006, are set out in the following summary compensation tables:

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (#)	Non-equity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)(1)	Total (US$)
Christopher Bunka(2) President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, Chairman and director	2007 2006	$30,000 Nil	Nil Nil	Nil Nil	400,000 Nil	Nil Nil	Nil Nil	Nil Nil	$30,000 Nil
Leonard MacMillan(3) Vice President Corporate Development and director	2007 2006	$30,000 $13,500	Nil Nil	Nil Nil	200,000 Nil	Nil Nil	Nil Nil	Nil Nil	$30,000 $13,500
Dianne Rees(4) former Chief Financial Officer, Secretary, Treasurer and director	2007 2006	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil

(1)

The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2)

Mr. Bunka was appointed president and chief executive officer on October 26, 2006, and chief financial officer, secretary and treasurer of our company on February 14, 2007.

(3)

Mr. MacMillan was appointed vice president of corporate development on October 26, 2006.

(4)

Effective February 14, 2007, Ms. Rees resigned as our Chief Financial Officer, Secretary, Treasurer and director.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of October 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Christopher Bunka(1)	400,000	Nil	Nil	$0.80	April 26, 2011	N/A	N/A	N/A	N/A
Leonard MacMillan(2)	200,000	Nil	Nil	$0.80	April 26, 2011	N/A	N/A	N/A	N/A

(1)

Mr. Bunka was appointed president and chief executive officer on October 26, 2006, and chief financial officer, secretary and treasurer of our company on February 14, 2007.

(2)

Mr. MacMillan was appointed vice president of corporate development on October 26, 2006.

COMPENSATION PLANS

As of October 31, 2007, we did not have any compensation plans in place.  However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board.  We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We entered into a management service agreement with Leonard MacMillan on February 1, 2006, wherein he is reimbursed at the rate of $1,500 per month ($2,500 per month effective October 26, 2006). Under this agreement, Mr. MacMillan will provide management services to our company, such duties and responsibilities to include the provision of management and consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration consultants. We may terminate this agreement with no prior notice based on a number of conditions. Mr. MacMillan may terminate the agreement at any time by giving 30 days written notice of their intention to do so.

We have entered into a consulting agreement with CAB Financial Services Ltd., a company controlled by our president, chief executive officer, and chief financial officer, Christopher Bunka on October 26, 2006, wherein he is reimbursed at the rate of $2,500 per month. Under this agreement, Mr. Bunka provides the services of chief executive officer, chairman of the board, and president to our Company, such duties and responsibilities to include the provision of management and consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration consultants. We may terminate this agreement with no prior notice based on a number of conditions. Mr. Bunka may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Options/SARs Granted (#)	Exercise of Base Price	Expiration Date
Christopher Bunka Director and President, Chief Executive Officer and Chief Financial Officer	400,000	$0.80	April 26, 2011
Leonard MacMillan Director and Vice President of Corporate Development	200,000	$0.80	April 26, 2011

Compensation of Directors

We have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. Our board of directors appointed Vellmer & Chang as independent auditors to audit our financial statements for the current fiscal year.  The aggregate fees billed by Vellmer & Chang for professional services rendered for the audit of our annual financial statements for the fiscal year ended October 31, 2007 and 2006 were $21,000 and $14,000, respectively.

Audit Related Fees. For the fiscal year ended October 31, 2007 and 2006, the aggregate fees billed for assurance and related services by Vellmer & Chang relating to our quarterly financial statements were $14,546 and $nil, respectively.

Tax Fees. For the fiscal year ended October 31, 2007 and 2006, the aggregate fees billed for tax compliance, by Vellmer & Chang were $Nil and $Nil, respectively.

All Other Fees. For the fiscal year ended October 31, 2007 and 2006, the aggregate fees billed by Vellmer & Chang for other non-audit professional services, other than those services listed above, totaled $Nil and $Nil, respectively.

Our board of directors, who acts as our audit committee, has adopted a policy governing the pre-approval by the board of directors of all services, audit and non-audit, to be provided to our company by our independent auditors.  Under the policy, the board or directors has pre-approved the provision by our independent auditors of specific audit, audit related, tax and other non-audit services as being consistent with auditor independence.  Requests or applications to provide services that require the specific pre-approval of the board of directors must be submitted to the board of directors by the independent auditors, and the independent auditors must advise the board of directors as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

The board of directors has considered the nature and amount of the fees billed by Vellmer & Chang and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of Vellmer & Chang.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended October 31, 2007, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Christopher Bunka	2(1)	2(1)	1
Leonard MacMillan	1(1)	1(1)	1

(1)

The named officer, director or greater than 10% stockholder, as applicable, failed to file a Form 4 - Statement of Changes in Beneficial Ownership of Securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, no director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended October 31, 2007, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

We entered into a management service agreement with Leonard MacMillan on February 1, 2006, wherein he is reimbursed at the rate of $1,500 per month ($2,500 per month effective October 26, 2006 until further notice). Under this agreement, Mr. MacMillan will provide management services to our company, such duties and responsibilities to include the provision of management and consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration consultants. We may terminate this agreement with no prior notice based on a number of conditions. Mr. MacMillan may terminate the agreement at any time by giving 30 days written notice of their intention to do so.

We have entered into a consulting agreement with CAB Financial Services Ltd., a company controlled by our president, chief executive officer, and chief financial officer, Christopher Bunka on October 26, 2006, wherein he is reimbursed at the rate of $2,500 per month. Under this agreement, Mr. Bunka provides the services of chief executive officer, chairman of the board, and president to our Company, such duties and responsibilities to include the provision of management and consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration consultants. We may terminate this agreement with no prior notice based on a number of conditions. Mr. Bunka may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders.  To be eligible for inclusion in our 2008 proxy statement, your proposal must be received by us no later than December 31, 2008 and must otherwise comply with Rule 14a-8 under the Exchange Act.  Further, if you would like to nominate a director or bring any other business before the stockholders at the 2009 Annual Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than December 31, 2008.  While the Board will consider stockholder proposals, we reserve the right to omit from our 2009 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the President of our company at our principal executive office, Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board.  The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders.  In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be “householding” our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT

Our annual report on Form 10-KSB for the year ended October 31, 2007 is enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended October 31, 2007, together with the auditors’ report thereon.  These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

Christopher Bunka
President, Secretary, Treasurer,
Chief Executive Officer, Chief Financial Officer,
Chairman and Director
Dated:                                         , 2008

PROXY CARD

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF
LEXARIA CORP.
(the “Company”)

TO BE HELD AT Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
ON Tuesday, April 8, 2008 at 10:00 a.m. (local time)
(the “Meeting”)

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints, Christopher Bunka, a director and officer of the Company, or failing this person, Leonard MacMillan, a director and officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Christopher Bunka and Leonard MacMillan as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Lexaria Corp. (the “Company”) held of record by the undersigned on February 29, 2008, at the Annual Meeting of Stockholders to be held at Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, on April 8, 2008, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., April 4, 2008 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1: Election of Directors Nominees:
Christopher Bunka
Leonard MacMillan
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of Vellmer & Chang, as independent auditors

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder.  If no direction is made, this Proxy will be voted “FOR” each of the nominated directors and “FOR” the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer’s capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)

appoint another proxyholder.

5.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency and Trust Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Friday, April 4, 2008, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Nevada Agency and Trust Company
Suite 880 – 50 West Liberty Street
Reno, Nevada, 89501
Fax: 775-322-5623